UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2023

Capri Holdings Ltd
(Exact name of registrant as specified in its charter)
British Virgin Islands	001-35368	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Whitfield Street
2nd Floor
London, United Kingdom
W1T 4EZ
(Address of principal executive offices)
(Zip Code)
 44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2023, Capri Holdings Limited (“Capri”) entered into a letter agreement with Jenna A. Hendricks, Senior Vice President and Chief People Officer of Capri, pursuant to which Ms. Hendricks will be paid certain amounts of compensation in the 2023 calendar year to which she would otherwise become entitled either (a) in 2024 or (b) in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of August 10, 2023, by and among Tapestry, Inc., Sunrise Merger Sub, Inc., and Capri (the “Merger Agreement”), for the purpose of reducing or eliminating the excise tax imposed under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, that would be imposed on amounts payable to her in connection with the consummation of the transactions contemplated by the Merger Agreement. The letter agreement provides for the vesting of the Capri time-based restricted stock unit awards that were otherwise scheduled to vest in 2024 and the payment of the special one-time cash bonus award granted to Ms. Hendricks in connection with the transactions contemplated by the Merger Agreement and the severance payable pursuant to the Change in Control Continuity Agreement between Capri and Ms. Hendricks, in each case, on or prior to December 22, 2023. Pursuant to the letter agreement, Ms. Hendricks will be required to pay to Capri the value of the payments (in the case of the restricted stock units, based on the fair market value of the ordinary shares delivered (determined as set forth in the letter agreement)) to which she would not otherwise have been entitled if the Merger Agreement is terminated or her employment terminates (or continues) under certain circumstances.

The foregoing description of the letter agreement with Ms. Hendricks does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated as of December 15, 2023, by and between Capri Holdings Limited and Jenna A. Hendricks

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPRI HOLDINGS LIMITED

Date: December 18, 2023	By:	/s/ Krista A. McDonough
	Name:	Krista A. McDonough
	Title:	Senior Vice President, General Counsel & Chief Sustainability Officer